REGISTRATION RIGHTS AGREEMENT
THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [________________], 2018, is by and between Smart Sand Inc., a Delaware corporation (the “Company”) and Quickthree Solutions, Inc., a corporation existing under the laws of the Province of Saskatchewan (“Seller”).
W I T N E S S E T H
WHEREAS, the Company and Seller are parties to that certain Asset Purchase Agreement, dated as of May 8, 2018 (the “Asset Purchase Agreement”), with Quickthree Technology, LLC and the shareholders named therein; and

WHEREAS, among other things, the Asset Purchase Agreement provides for the issuance of 728,004 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) to Seller; and
WHEREAS, pursuant to the terms of the Asset Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to Seller as set forth below.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
1.Definitions. Capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings set forth in the Asset Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:
a.    “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.
b.    “Registration Statement” shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.
c.    “Restricted Stock” shall mean (i) the Shares; and (ii) any additional shares of common stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a

ACTIVE\55732787.v5

Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (y) such securities are permitted to be transferred immediately pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act without any restrictions on transfer (including under paragraphs (c), (d), (e), (f) and (h) of Rule 144(c)),.
2.Registration of the Restricted Stock.
a.    As soon as practicable, but in any event within sixty (60) days following the date of the Closing, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Restricted Stock. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Restricted Stock on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance herewith) and shall contain a “Plan of Distribution” in form and substance agreed upon by the parties hereto and customary for transactions of this type. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date when (i) all the Restricted Stock covered by the Registration Statement has been sold pursuant thereto or (ii) the Restricted Stock may be immediately publicly sold without restriction compliance with the requirements of Rule 144(c)(1) of the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and Seller (the “Effectiveness Period”). The Company’s obligation under this Section is subject to Seller providing the Company with such information regarding Seller and its ownership of shares of the Restricted Stock as the Company determines necessary to include in the Registration Statement.
b.    In connection with the Company’s registration obligations hereunder, the Company shall:
i.    Not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to Seller copies of all such documents proposed to be filed which documents will be subject to the review of Seller and one counsel to Seller. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which Seller or counsel to Seller shall reasonably object in good faith.
ii.    (A) Prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Restricted Stock for the Effectiveness Period; (B) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act; and (C) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide Seller true and complete copies of all correspondence from and to the SEC relating to the Registration Statement.
iii.    Notify Seller as promptly as practicable (and, in the case of (A)(1) below, not less than three (3) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (A)(1) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (2) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to Seller); and (3) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Restricted Stock or the initiation of any Proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Restricted Stock for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (E) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
iv.    Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (A) any order suspending the effectiveness of the Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Restricted Stock for sale in any jurisdiction, at the earliest practicable moment.
v.    Furnish to Seller, without charge, at least one conformed copy of the final Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC.
vi.    Promptly deliver to Seller, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Seller may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Seller in connection with the offering and sale of the Restricted Stock covered by such Prospectus and any amendment or supplement thereto.
vii.    Prior to any public offering of Restricted Stock, use its commercially reasonable efforts to register or qualify such Restricted Stock for offer and sale under the securities laws of all jurisdictions within the United States reasonably requested by Seller, and to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Restricted Stock covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.
viii.    Cooperate with Seller to facilitate the timely preparation and delivery of certificates representing Restricted Stock to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Restricted Stock to be in such denominations and registered in such names as any such Persons may request.
ix.    Use commercially reasonable efforts to cause all Restricted Stock covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.
x.    Upon the occurrence of any event contemplated by clause (b)(iii)(C) or (D), as promptly as practicable, take all such action as is necessary to cause the removal of any such stop order or any such suspension of the qualification or exemption from qualification.
xi.    Upon the occurrence of any event contemplated by clause (b)(iii)(E), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
xii.    Comply with all applicable rules and regulations of the SEC.
c.    All fees and expenses incident to the performance of or compliance with the provisions of Section 2 of this Agreement by the Company shall be borne by the Company whether or not any Restricted Stock are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq National Market or other applicable securities exchange, and (B) in compliance with applicable state securities laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Restricted Stock and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Restricted Stock included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Section 2. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Section 2 (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Restricted Stock on any securities exchange as required hereunder.
d.    With a view to making available to the holders of Restricted Stock the benefits of Rule 144 (or its successor rule) under the Securities Act and any other rule or regulation of the SEC that may at any time permit such holders to sell Restricted Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, until the earlier of (A) such date as all of the Restricted Stock may be resold to the public without volume restrictions pursuant to Rule 144 under the Securities Act or any other rule of similar effect or (B) such date as all of the Restricted Stock shall have been resold; and (ii) file with the SEC in a timely manner all reports and other documents required to be so filed pursuant to Rule 144(c) under the Securities Act in order to permit the holders of the Restricted Stock to be entitled to transfer the Restricted Stock without registration pursuant to Rule 144 under the Securities Act, and (C) such other information as may be reasonably requested in order to avail such holder of any rule or regulation of the SEC that permits the selling of any such Restricted Stock without registration. [NTD: Regarding deletion – the cover of Periodic Filings already makes this rep]
3.Indemnification.
a.    The Company agrees to indemnify and hold harmless, to the extent permitted by law, Seller, its officers and directors and each person who controls Seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Seller expressly for use therein.
b.    In connection with any Registration Statement in which Seller is participating, Seller shall furnish to the Company in writing such information regarding Seller and its ownership of shares of the Restricted Stock as is reasonably required to effect the registration of Seller’s Restricted Stock under such Registration Statement or Prospectus. To the extent permitted by law, shall indemnify and hold harmless the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) arising out of or based upon any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Seller expressly for use therein.
c.    Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
d.    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and Seller also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or Seller’s indemnification is unavailable for any reason.
e.    If the indemnification provided under Section 3 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that, in any such case, Seller shall in no event be required to contribute any amount in excess of the public offering price of all such shares of Restricted Stock offered and sold by Seller pursuant to such Registration Statement. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.
4.Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes all other prior agreements, understandings and undertakings, both written and oral, among the parties with respect to the subject matter hereof.
5.Amendment and Modifications. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by Seller and the Company.
6.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.
7.Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

If to Seller:	Quickthree Solutions, Inc. #110 - 318 Wellman Lane Saskatoon, SK, S7T 0J1 Canada E-mail: mikem@westbridgecapital.ca Attention: Mike Meekins, Director
with a copy to:	Norton Rose Fulbright Canada LLP Suite 3700, 400 – 3rd Avenue S.W. Calgary, AB T2P 4H2 Canada Facsimile: (403) 264-5973 E-mail: Justin.Ferrara@nortonrosefulbright.com Attention: Justin Ferrara
If to the Company:
Smart Sand Inc.
1000 Floral Vale Blvd., Ste 225
Yardley, PA 19067 USA
Facsimile: (215) 295-7911
E-mail: jdyoung@smartsand.com
Attention: James D. Young, Executive Vice President, General Counsel and Secretary

with a copy to:	Fox Rothschild LLP 997 Lenox Drive, Building 3 Lawrenceville, NJ 08648 USA Facsimile: (609) 896-1469 E-mail: vvietti@foxrothschild.com Attention: Vincent A. Vietti, Esq.

8.No Transfer or Assignment of Registration Rights. The registration rights set forth in this Agreement shall not be transferable or assignable by Seller except to one or more persons or groups approved in writing by the Company; provided, however, that each transferee agrees in writing to be subject to all the terms and conditions of this Agreement.
9.Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the Laws of the State of Delaware applicable therein without giving effect to any choice or conflict of law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
10.WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
11.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart.

IN WITNESS WHEREOF the parties have executed this Registration Rights Agreement as of the date first written above.

SELLER: QUICKTHREE SOLUTIONS INC.

By: ________________________
Name: ______________________
Title: _______________________

THE COMPANY: SMART SAND INC.

By:_________________________
Name: Charles Young
Title: Chief Executive Officer

10